ASSET PURCHASE AGREEMENT

            This ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of February 13, 2007, is by and between DEEP FIELD TECHNOLOGIES, INC., a New Jersey corporation (the "Seller") and IVOICE, INC., a New Jersey corporation, its successors and assignees/nominees (the "Purchaser"). All capitalized terms used herein and defined in Sections 1.01 are used herein as therein defined.


                                   WITNESSETH:

            WHEREAS, the Seller is engaged in the business of operating a unified messaging business and owns certain Assets (as defined below);

            WHEREAS, the Seller desires to sell the Assets and all of its rights in and to the Assets, and the Purchaser desires to purchase the Assets and such rights in the manner and subject to the terms and conditions hereinafter set forth; and

            WHEREAS, it is the intention of the parties hereto that, upon the consummation of the purchase and sale of the Assets by the Purchaser pursuant to this Agreement, the Purchaser shall own such Assets of the Seller;

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.01. Certain Defined Terms.

            (a) As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Agreement" has the meaning assigned to such term in the first paragraph hereof.

            "Ancillary  Agreements"  has the  meaning  assigned  to such term in
Section 2.04.

            "Asset  Transfer"  has the meaning  assigned to such term in Section
2.01 hereof.

            "Assets" means: (i) all inventory including all raw materials, work in progress and finished goods, replacement and spare parts and components, electric parts, switches, appliances, packaging materials and operating supplies in each case owned by the Seller as of the Closing Date used or useful in the unified messaging business; (ii) the goodwill associated with the unified messaging business of the Seller; (iii) all contracts, purchase orders, customers, lists of customers, employment contracts, leases and other agreements of Seller listed on Schedule 1.01(A) hereto (the "Contracts"); (iv) all cash accounts of the Seller; and (v) furniture, equipment and accounts receivable listed on the Seller's balance sheet as of the Closing Date and thereafter, all as described in Schedule 1.01(A).

            "Business Day" means a day of the year on which banks located in New York, New York are not required or authorized by law to be closed.

            "Closing" means the closing of the transaction contemplated by this Agreement.

            "Closing Date" means the date hereof, or such other date as the parties hereto may agree.

            "Contracts" has the meaning assigned to such term in the definition of "Assets" above.

            "Liabilities" means the debt, liabilities, obligations, duties, contracts and agreements described in Schedule 1.01(B).

            "Purchaser" has the meaning assigned to such term in the first paragraph hereof.

            "Seller" has the meaning assigned to such term in the first paragraph hereof.

            "Tax" or "Taxes" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, recording, value added, alternative or add-on minimum, estimated, or tax of any kind whatsoever, including any interest, penalty or addition thereto.

            "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any governmental authority in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any law relating to any Tax.

            "Transfer  Taxes" has the  meaning  assigned to such term in Section
            7.07 hereof.


                                   ARTICLE II
                           PURCHASE AND SALE OF ASSETS

      SECTION 2.01. Transfer of Assets by the Seller. On and as of the Closing Date, the Seller hereby assigns, transfers and delivers to the Purchaser on an "AS IS, WHERE IS" basis, and the Purchaser hereby agrees to purchase from the Seller on an "AS IS, WHERE IS" basis, all of the Assets (the "Asset Transfer"), free and clear of all encumbrances and liens.

      SECTION 2.02. Closing.

            (a) The Closing shall take place at the offices of Kramer Levin Naftalis & Frankel LLP on the date hereof, or such earlier date as agreed between the parties hereto but in no event later than five (5) business days after the date upon which all of the conditions set forth in Article V hereof have been satisfied in full.

            (b) At the Closing, the Seller shall deliver a Bill of Sale substantially in the form of Exhibit A hereto and executed copies of all of the agreements contemplated hereby (including those agreements referred to in Section 2.04).

      t 12 (c) At the Closing, the Purchaser shall deliver the amount referred to in Section 2.03 hereof, together executed copies of the other agreements ancillary hereto and referred to in Section 2.04 to which it is a party.

      SECTION 2.03. Purchase Price. In consideration of the sale, assignment, transfer and delivery of the Assets to the Purchaser at the Closing, the Purchaser shall pay to the Seller the sum of $1.00 in cash on the Closing Date.

      SECTION 2.04. Ancillary Agreements. In addition to the sale and purchase of the Assets and the other transactions provided for in this Agreement, the following documents shall be executed and delivered at Closing:

            (a) the Bill of Sale; and

            (b) the assignments and any required consents to assignments of the Contracts listed on Schedule 1.01; (together, the "Ancillary Agreements").

      SECTION 2.05. Further Assurances. Each of the Purchaser and the Seller shall, at the request of the other and without further cost or expense to the requesting party, at any time and from time to time after the Closing Date hereof promptly prepare, execute, and deliver, or cause to be prepared, executed, and delivered, to the requesting party all such further instruments (including without limitation, additional assignments suitable for recording) and take all such further action as may be reasonably necessary to transfer, assign, convey, grant, and confirm to the requesting party, or to perfect and record the requesting party's title to or interest in, or to enable the requesting party to possess and use, the Assets, as the case may be; provided, however, the requested party shall not be required to pay any consideration, incur any expense, or assume any obligation to carry out the foregoing.

      SECTION 2.06. No Express or Implied Warranties. The Seller makes no warranty, express or implied, whether of merchantability, quality, or suitability or fitness for a particular purpose, as to the Assets or as to the business or any part thereof, or as to the condition or workmanship of any of the Assets or as to the absence of any defects therein, whether latent or patent, it being understood that the Assets are to be contributed and transferred hereunder "AS IS, WHERE IS" on the Closing Date, and the Purchaser shall rely upon its own examination and evaluation thereof and of the business.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      1= SECTION 3.01. Representations and Warranties of Seller. The Seller hereby represents and warrants to and with the Purchaser as follows:

            (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. The Seller has all requisite corporate power and authority to execute and deliver this Agreement and the Ancillary Documents to which it is a party and perform its obligations hereunder and thereunder.

            (b) The execution and delivery of this Agreement and the Ancillary Documents to which it is a party by the Seller, and the performance of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action on the part of the Seller. This Agreement and the Ancillary Documents to which the Seller is a party has been duly executed and delivered by the Seller and constitute the valid and binding obligation of the Seller, enforceable against the Seller in accordance with their terms.

            (c) Unless otherwise set forth in Schedule 3.01 hereto, no consent, approval, authorization, order, notification, or declaration of, or registration or filing with, any governmental or judicial authority or any third party is required by or with respect to the Seller in connection with the execution and delivery of this Agreement by the Seller and the Ancillary Documents to which it is a party or the performance by the Seller of its obligations hereunder and thereunder other than those required by the Contracts (if any).

            (d) No finder, broker, agent or other intermediary has acted for or on behalf of the Seller in connection with the negotiation and consummation of this Agreement or the transactions contemplated hereby.

      SECTION 3.02. Representations and Warranties of Purchaser. The Purchaser hereby represents and warrants to and with the Seller as follows:

            (a) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of New Jersey. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is a party and perform its obligations hereunder and thereunder and has sufficient funds available to it to consummate the Asset Transfer and the other transactions contemplated hereby.

            (b) The execution and delivery of this Agreement and each of the Ancillary Agreements to which it is a party by the Purchaser, and the performance of its obligations hereunder and thereunder, have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement and each of the Ancillary Agreements to which it is a party have been duly executed and delivered by the Purchaser and constitute a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

            (c) No consent, approval, authorization, order, notification or declaration of, or registration or filing with, any governmental or judicial authority or any third party is required by or with respect to the Purchaser in connection with the execution and delivery of this Agreement and the Ancillary Agreements to which it is a party by the Purchaser or the performance by the Purchaser of its obligations hereunder and thereunder, other than those set forth in Schedule 3.02 hereto.

            (d) No finder, broker, agent or other intermediary has acted for or on behalf of the Purchaser in connection with the negotiation and consummation of this Agreement or the transactions contemplated hereby.


                                   ARTICLE IV
                       CONDITIONS PRECEDENT TO THE CLOSING

      SECTION 4.01. Conditions to Obligations of the Seller to the Closing. The obligations of the Seller to perform this Agreement and consummate the transactions contemplated hereunder are subject to the satisfaction, on or prior to the Closing Date, of the following conditions (unless any of such conditions are expressly waived in writing by the Seller):

            (a) The execution and delivery of this Agreement and Ancillary Agreements by the Purchaser and the performance of its covenants and obligations hereunder and thereunder shall have been duly authorized by all necessary and corporate action.

            (b) Each and all of the agreements and covenants of the Purchaser to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.

            (c) The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

      SECTION 4.02. Conditions to Obligations of the Purchaser to the Closing. The obligations of the Purchaser to perform this Agreement and consummate the transactions contemplated hereunder are subject to the satisfaction, on or prior to the Closing Date, of the following conditions (unless any of such conditions are expressly waived in writing by the Purchaser):

            (a) The execution and delivery of this Agreement and Ancillary Agreements by the Seller and the performance of its covenants and obligations hereunder and thereunder shall have been duly authorized by all necessary and corporate action.

            (b) Each and all of the agreements and covenants of the Seller to be performed on or before the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.

            (c) The representations and warranties of the Seller contained in this Agreement shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

                                    ARTICLE V
                                   TERMINATION

      SECTION 5.01. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned prior to the Closing Date:

            (a) by the mutual written consent of the Seller and the Purchaser;

            (b) by the Seller if the Closing Date shall not have occurred on or before March 30, 2007;

            (c) by the  Seller  if (i)  any of the  conditions  provided  for in
Article IV hereof have not been met by the Purchaser and have not been waived by the Seller, (ii) any representation made by the Purchaser shall be untrue in any material respect or (iii) the Purchaser shall fail to perform its agreements or covenants contained herein required to be performed by it on or prior to the Closing Date, without liability on the part of the Seller on account of such termination; or

            (d) by the  Purchaser if (i) any of the  conditions  provided for in
Article IV hereof have not been met by Seller and have not been waived by the Purchaser, (ii) any representation made by the Seller shall be untrue in any material respect or (iii) the Seller shall fail to perform its agreements contained herein required to be performed by it on or prior to the Closing Date, without liability on the part of the Purchaser on account of such termination.

      SECTION 5.02. Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 5.01 hereof, on the date of such termination this Agreement shall forthwith become void and have no effect (other than the provisions of this Section 5.02) without any liability on the part of the Seller or its affiliates, directors, officers or stockholders.

            Notwithstanding the foregoing, the termination of this Agreement shall not defeat or impair the right of any party to pursue such relief as may otherwise be available to it on account of any breach of this Agreement or any of the representations, warranties, covenants or agreements contained herein.


                                   ARTICLE VI
                                OTHER AGREEMENTS

      SECTION 6.01. Investigation. The Purchaser acknowledges and agrees that it
(i) has made its own inquiry and investigation into, and based thereon has formed an independent judgment concerning the Assets and Liabilities, (ii) has been furnished with or given adequate access to such information about the Assets and Liabilities as it has requested and (iii) will not assert any claim against the Seller or any of its respective officers, employees, agents, stockholders, affiliates, or representatives, or hold the Seller or any such other persons liable, for any inaccuracies, misstatements, or omissions with respect to any information furnished by the Seller or any such other persons concerning the Assets and Liabilities.

      SECTION 6.02. Information on the Assets. The Purchaser agrees that it shall, after Closing, provide such information on the Assets and Liabilities to the Seller as it reasonably requires for the purpose of compliance by the Seller with any federal, state, or local tax laws or regulations.


                                   ARTICLE VII
                                  MISCELLANEOUS

      SECTION 7.01. Expenses. Except as otherwise specifically provided in this Agreement, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective legal counsel and accountants.

      SECTION 7.02. Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New Jersey applicable to contracts made and to be performed entirely within such State, without regard to the conflicts or choice of law principles of such State.

      SECTION 7.03. Captions. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

      SECTION 7.04. Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by facsimile or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

               (a)       if to the Purchaser:

                         iVoice, Inc.
                         750 Rt. 34
                         Matawan, New Jersey  07747
                         Facsimile No.:    732-441-9895
                         Attn:    Jerry Mahoney, President

               (b)       if to the Seller:

                         Deep Field Technologies, Inc.
                         2222 Second Street
                         Fort Myers, Florida 33901
                         Facsimile No.: (239) 437-5257
                         Attn: Fred Griffin, Chief Financial Officer

or in any case to such other address or telecopy number as shall be furnished in writing by any party to the other party, and such notice or communication shall be deemed to have been given as of the date so delivered or sent by telecopy or five days after deposited in the mails, as applicable.

      SECTION 7.05. Counterparts. This Agreement may be executed in two (2) or more counterparts, all of which taken together shall constitute one instrument.

      SECTION 7.06. Entire Agreement. This Agreement, including the other documents referred to herein which form a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. Except as otherwise specifically set forth herein, this Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      SECTION 7.07. Transfer, Etc.; Taxes. All stamp, transfer, documentary, sales, use, registration and other similar Taxes and all conveyance fees, recording fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby (collectively, the "Transfer Taxes") shall be paid by the Purchaser, and the Purchaser shall, at its own expense, procure any stock transfer stamps required and properly file, with the cooperation of the Seller, on a timely basis all necessary Tax Returns, reports, forms, and other documentation with respect to any Transfer Taxes and provide to the Seller evidence of payment of all Transfer Taxes.

      SECTION 7.08. Amendments; No Waivers. This Agreement may not be changed orally, but only by an agreement in writing signed by the parties hereto. Any provision of this Agreement may be waived, amended, supplemented or modified by written agreement of the parties hereto. No waiver or failure to insist upon strict compliance with any provision of this Agreement shall operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply strictly with each of the provisions of this Agreement.

      SECTION 7.09. Severability. In case any provision in this Agreement shall be held invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

      SECTION 7.10. Benefit and Assignment.

            (a) Nothing in this Agreement, whether expressed or implied, is intended or shall be construed to confer any right or remedy under or by reason of this Agreement upon any person other than the parties hereto and their respective successors and assigns nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any person to any party to this Agreement.

            (b) This Agreement shall be binding on, and accrue to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Purchaser without the prior written consent of the Seller.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Asset Purchase Agreement as of the date first written above.

                                        DEEP FIELD TECHNOLOGIES, INC.,
                                        as Seller

                                        By:    /s/ Fred Griffin
                                               ---------------------------
                                        Name:  Fred Griffin
                                        Title: Chief Financial Officer


                                        IVOICE, INC., as Purchaser

                                        By:    /s/ Jerry Mahoney
                                               ---------------------------
                                        Name:  Jerry Mahoney
                                        Title: President

                                  SCHEDULE 1.01


(A)      ASSETS


Unified Messaging Software


(B)      LIABILITIES

None.

                                    EXHIBIT A

                              FORM OF BILL OF SALE


            This BILL OF SALE, dated as of February 13, 2007, is given by Deep Field Technologies, Inc., a New Jersey corporation (the "Seller") to iVoice, Inc., a New Jersey corporation (the "Purchaser"), pursuant to that certain Asset Purchase Agreement, dated as of the date hereof (the "Agreement"), by and between the Seller and the Purchaser. All capitalized words and terms used in this Bill of Sale and not defined herein have the respective meanings ascribed to them in the Agreement.

            In consideration of the premises and the other valuable consideration given by the Purchaser to the Seller, the receipt and sufficiency of which is hereby acknowledged, the Seller hereby sells, transfers, conveys, assigns and delivers to the Purchaser, its successors and assigns, all of its right, title and interest to and in the Assets and Liabilities (as such terms are defined in the Agreement).

      t 12 The Seller hereby constitutes and appoints the Purchaser its true and lawful attorney to do every act and thing whatsoever which the Seller could lawfully do in connection with the collection of all accounts and notes receivable, trade notes and trade accounts, including, without limitation, the endorsement in any manner of checks and drafts payable to the Seller or in the tradename of the Seller on account of the Assets.

            The Seller, by its execution of this Bill of Sale, and the Purchaser, by its acceptance of this Bill of Sale, hereby acknowledge and agree that neither the representations and warranties nor the rights and remedies of any party under the Agreement shall be deemed to be enlarged, modified or altered in any way by this instrument.



               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


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

            IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by a duly authorized officer as of the date first above written.

                                        DEEP FIELD TECHNOLOGIES, INC.


                                        By:  /s/ Fred Griffin
                                             -----------------------------
                                             Name:  Fred Griffin
                                             Title: Chief Financial Officer